Exhibit 10.52

EXECUTION VERSION

KADMON HOLDINGS, LLC

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 8, 2016 (the “Effective Date”), among KADMON HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and each of the several lenders named on the signature pages hereto (individually, a “Lender” and collectively, the “Lenders”). Certain capitalized terms used herein and not otherwise defined have the meaning given to them in Section 11(a) hereof.

WITNESSETH:

WHEREAS, the Company and the Lenders are parties to that certain Third Amended and Restated Senior Secured Convertible Credit Agreement dated as of August 28, 2015, among Kadmon Pharmaceuticals, LLC, as borrower, the Guarantors from time to time party thereto, the lenders from time to time party thereto, and Macquarie US Trading LLC, in its capacity as administrative agent, collateral agent and custodian, as amended through the date hereof (the “Credit Agreement”);

WHEREAS, pursuant to the terms of the Credit Agreement, each Lender has advanced a loan (the “Loans”) to the Company;

WHEREAS, the Company intends to convert from a limited liability company to a corporation and, thereafter, consummate a firm-commitment underwritten initial public offering of its Common Stock (the “IPO”);

WHEREAS, pursuant to the terms of that certain Exchange Agreement, dated as of June 8, 2016 (the “Exchange Agreement”), by and among the Company, Kadmon Pharmaceuticals, LLC, and the Lenders, the Lenders will convert up to $20.0 million in aggregate principal amounts of the Loans upon the consummation of the IPO; and

WHEREAS, the Lenders have requested, and the Company has agreed to provide, certain registration rights to permit the resale by the Lenders, from time to time after the consummation of the IPO, of the Common Stock issuable on conversion of up to $20.0 million in aggregate principal amount of the Loans pursuant to Section 2.1(a)(ii) of the Exchange Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.                                      SHELF REGISTRATION.

(a)                                 The Company shall use commercially reasonable efforts to cause a Registration Statement covering all of the Registrable Securities to be declared effective under the Securities Act concurrently with the registration statement for the IPO, and shall use reasonable best efforts to keep such Registration Statement continuously effective under the

Securities Act until the date that all Registrable Securities covered by such Registration Statement have been sold thereunder (the “Effectiveness Period”). The Registration Statement filed hereunder shall be on Form S-1 and shall contain substantially the “Plan of Distribution” attached hereto as Annex A. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by 5:30 p.m. Eastern Time on the second Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424. For the avoidance of doubt, in no event shall the Lenders or any Holder have any piggyback rights with respect to the Qualified Offering or rights to participate in the underwritten offering contemplated by the Qualified Offering.

(b)                                 In the event that the Registration Statement ceases to be effective for any reason at any time (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file a subsequent Registration Statement covering all of the securities that, as of the date of such filing or designation, are Registrable Securities. If such a subsequent Registration Statement is filed (and is not already effective), the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to become effective as promptly as practicable after such filing and to keep such subsequent Registration Statement continuously effective until the date as of which there are no longer any Registrable Securities.

(c)                                  The Company shall undertake to register the Registrable Securities on Form S-3 as soon as the Company is eligible to use such Form, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

(d)                                 Subject to Section 5, a Holder may sell Registrable Securities available for sale by it pursuant to the Registration Statement, and the Company shall pay all Registration Expenses in connection therewith (other than underwriter or broker discounts and commissions payable in connection with the sale of such Holder’s securities thereunder).

2.                                      REGISTRATION PROCEDURES. In connection with the Company’s registration obligations hereunder, the Company shall as expeditiously as possible:

(a)                                 At least five Business Days before filing any amendment to the Registration Statement filed pursuant to Section 1 hereof, the Company will furnish to counsel to the Lenders selling Registrable Securities in such offering (each, a “Selling Holder”, and collectively, the “Selling Holder”) copies of all documents proposed to be filed for such counsel’s review and approval, which approval shall not be unreasonably withheld or delayed;

(b)                                 Notify immediately each Selling Holder of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c)                                  Use its reasonable best efforts to prepare and file with the SEC such amendments, including post-effective amendments, and supplements to the Registration Statement necessary to keep the Registration Statement effective for the Effectiveness Period; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the Selling Holders’ intended methods of disposition as set forth in the Registration Statement;

(d)                                 Furnish to each Selling Holder a sufficient number of copies of the Registration Statement and such other documents as such Selling Holder may reasonably request to facilitate the disposition of its Registrable Securities;

(e)                                  Use its reasonable best efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Selling Holder requests and will do any and all other acts and things that may be necessary or advisable to enable such Selling Holder to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f)                                   Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by those governmental agencies or authorities necessary to enable each Selling Holder to consummate the disposition of its Registrable Securities;

(g)                                  Notify each Selling Holder, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(h)                                 Use its commercially reasonable efforts to cause all Registrable Securities to be listed on the same securities exchange, with the same CUSIP, and with the same transfer agent, as similar securities issued by the Company are then listed; and

(i)                                     Make available for inspection by any Selling Holder and any attorney, accountant, or other agent of any Selling Holder all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any Selling Holder, attorney, accountant, or agent to exercise their due diligence responsibility in connection with the Registration Statement; provided that an appropriate confidentiality agreement is executed by any such Selling Holder, attorney, accountant, or other agent.

3.                                      SUSPENSION PERIOD.

(a)                                 The Company may suspend the use of a prospectus that is part of the Registration Statement for up to 30 days (or such shorter period as the Company determines in good faith is necessary under the circumstances, with extensions beyond such shorter period up to the 30 day maximum as may be required after consultation with counsel) from the date of the Suspension Notice (as defined below) and therefore suspend sales of Registrable Securities available for sale pursuant to the Registration Statement (such period, the “Suspension Period”) by providing written notice to each Selling Holder if the Board determines in its reasonable good faith judgment that such suspension is in the best interests of the Company in connection with any material acquisition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company that the Board has determined in its reasonable good faith judgment has a substantial likelihood of being consummated. The Company may not utilize more than one Suspension Period in any 12-month period, except with the consent of the Required Lenders.

(b)                                 In the case of an event that causes the Company to suspend the use of the Registration Statement as set forth in Section 3(a) above (a “Suspension Event”), the Company shall give a written notice to the Selling Holders (a “Suspension Notice”) to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice (but shall not contain any material non-public information concerning the Company) and that such suspension shall continue only for so long as the Suspension Event is continuing. A Holder shall not effect any sales of the Registrable Securities pursuant to the Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Holders’ counsel, if any, promptly following the conclusion of any Suspension Event; provided that the Company shall deliver the End of Suspension Notice within the Suspension Period.

4.                                      REGISTRATION EXPENSES. All expenses incident to the Company’s performance of or compliance with this Agreement (including, without limitation, (i) all registration, qualification and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws, (iii) printing expenses, (iv) messenger and delivery expenses, (v) fees and disbursements of custodians, (vi) fees and disbursements of counsel for the Company and all independent certified public accountants and other persons retained by the Company and (vii) if not previously paid by the Company, fees with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), and the reasonable fees of one counsel to the Selling Holders as a group (selected by a majority-in-interest of the Selling Holders) shall be borne by the Company (all such expenses being herein called “Registration Expenses”).

5.                                      INFORMATION. Each Selling Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) by the end of the fourth (4th) Trading Day following the date on which such Selling Holder receives draft materials in accordance with Section 2(a) above.  From time to time, the Company may require each Selling Holder to furnish to the Company information regarding the distribution of the securities subject to registration. Whenever any such Selling Holder has requested that Registrable Securities be registered pursuant to this Agreement, such Selling Holder shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as to such Selling Holder as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading.

6.                                      MATERIAL CHANGE. Each Selling Holder agrees that, upon receipt of any notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Selling Holder will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Selling Holder receives copies of a supplemented or amended prospectus from the Company. In addition, if the Company requests, the Selling Holder will deliver to the Company (at the Company’s expenses) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.  Each Selling Holder agrees not to use any free writing prospectus unless consented to by the Company and (in the case of an Underwritten Offering) the lead Underwriter.

7.                                      INDEMNIFICATION.

(a)                                 To the full extent permitted by law, the Company agrees to indemnify each Selling Holder, its officers and directors, and each person who controls such Selling Holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act arising out of or resulting from (i) any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the Selling Holder furnished in writing to the Company specifically stating that it is for use in the preparation thereof; or (ii) any violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws. As to any person entitled to indemnity under this Section 7(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(b)                                 Each Selling Holder will furnish to the Company in writing the information and affidavits that the Company reasonably requests for use in connection with any

Registration Statement or prospectus and each such Selling Holder agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from (x) such Holder’s failure to comply with any applicable prospectus delivery requirements of the Securities Act or the plan of distribution in any Registration Statement through no fault of the Company or (y) any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit such Selling Holder furnished in writing to the Company through an instrument duly executed by such Selling Holder specifically stating that it is for use in the preparation of such Registration Statement, prospectus or preliminary prospectus (including, without limitation, any information relating to such Holder’s proposed method of distribution of Registrable Securities); provided, however, that the obligations of any Selling Holder hereunder shall be limited to an amount equal to the proceeds received by such Selling Holder from the sale of securities pursuant to the applicable registration statement as contemplated herein. As to any person entitled to indemnity under this Section 7(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(c)                                  Any person entitled to indemnification under this Section 7 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel.

(d)                                 In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (x) any Selling Holder exercising rights under this Agreement, or any controlling person of any such Selling Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, or (y) contribution under the Securities Act may be required on the part of any such Selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, in each such case, the Company and such Selling Holder will contribute to the aggregate losses, claims, damages, liabilities and expenses that they may be subject to (after contribution to others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no Selling Holder will be required to contribute any amount in excess of the proceeds actually received by such Selling Holder pursuant to the Registration Statement. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.                                      RULE 144 AND RULE 144A; COMPANY OBLIGATIONS. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder reasonably may request, all to the extent required from time to time, to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

9.                                      TERMINATION. This Agreement shall terminate with respect to any Holder as of the date such Holder no longer holds Registrable Securities and this Agreement shall terminate with respect to all Holders upon termination of the Exchange Agreement.

10.                               SUCCESSOR ENTITY. The Company shall not change its form of organization (i.e., to a corporation, partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement.

11.                               INTERPRETATION OF THIS AGREEMENT.

(a)                                 Terms Defined. Certain capitalized terms used herein and not otherwise defined have the meaning given to them in the Credit Agreement.  In addition, the following terms have the respective meanings set forth below:

“Agreement” is defined in the recitals.

“Board” shall mean the Board of Managers of the Company or the Board of

Directors of any corporate successor entity.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, provided, that any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Common Stock” means the common stock of the Company following the Incorporation Transaction.

“Company” is defined in the introductory paragraph.

“Credit Agreement” is defined in the recitals.

“Effective Date” is defined in the introductory paragraph.

“Effectiveness Period” is defined in Section 1(a).

“End of Suspension Notice” is defined in Section 3(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” is defined in the recitals.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Incorporation Transaction” means the conversion of the Company into a corporation pursuant to a Certificate of Conversion to be filed by the Company with the Secretary of State of the State of Delaware on or prior to the date of the IPO.

“Lender” is defined in the introductory paragraph.

“Loans” is defined in the recitals.

“Plan of Distribution” shall have the meaning set forth in Section 1(a).

“Registration Statement” means a registration statement of the Company providing for the registration of, and the sale on a continuous or delayed basis by the Holders of all of the Registrable Securities pursuant to Rule 415 and/or any similar rule that may be adopted by the SEC, including the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Registrable Securities” shall mean (i) any shares of Common Stock acquired by the Lenders pursuant to Section 2.1(a)(ii) of the Exchange Agreement, and (ii) any other securities of the Company (or any successor or assign of the Company, whether by merger, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clause (i)

by reason of any dividend, distribution or Common Stock split or combination of shares of CommonStock, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided, that a Registrable Security shall cease to be a Registrable Security when it is registered under the Securities Act and disposed of in accordance with the registration statement covering it.

“Registration Expenses” is defined in Section 4.

“Required Holders” shall mean, at any time of determination, Holders holding a majority of the Registrable Securities.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“SEC” shall mean the Securities and Exchange Commission.

“Suspension Event” is defined in Section 3(b).

“Suspension Notice” is defined in Section 3(b).

“Suspension Period” is defined in Section 3(a).

“Trading Day” means a day on which the principal Trading Market is open for trading, provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE MKT, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the OTC Bulletin Board, the OTC QB Marketplace or the OTC QX Marketplace (or any successors to any of the foregoing).

(b)                                 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART.

(c)                                  Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

12.                               MISCELLANEOUS.

(a)                                 Notices.

(i)                                     All communications under this Agreement shall be in writing and shall be delivered in accordance with Section 5.6 of the Exchange Agreement.

(b)                                 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Holders pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Holder, may be reproduced by each Holder by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Holder may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Holder in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(c)                                  Successors and Assigns. The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. The Holders may assign their rights and obligations hereunder to any transferee of their Registrable Securities who enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit A. By delivering an executed Joinder Agreement, such additional persons shall be deemed to be a party thereto and such Joinder Agreement shall be a part of this Agreement.

(d)                                 Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Holders. No waiver by any party of any of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach.

(e)                                  Severability. In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(f)                                   Third Parties. Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto.

(g)                                  Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement. The Company and the Holders hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement. If any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Holders hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(h)                                 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

[The remainder of this page is intentionally blank - signatures on next page.]

IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THE COMPANY

KADMON HOLDINGS LLC

By:	/s/ Steven N. Gordon

Name:	Steven N. Gordon
Title:	Executive Vice President, General Counsel

[Signature Page to Registration Rights Agreement]

LENDERS:

MACQUARIE BANK LIMITED

By:	/s/ Jerry Korczak
Name:	Jerry Korczak
Title:	Division Director

/s/ Andrew Mitchell
Andrew Mitchell
Division Director

Signed in London, POA Ref: #2090
dated 26 Nov 2015

[Signature Page to Registration Rights Agreement]

SPCP GROUP, LLC

By:	/s/ Michael A. Gatto
Name:	Michael A. Gatto
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

SAN BERNARDINO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

GOLDENTREE 2004 TRUST

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

GT NM, L.P.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

GN3 SIP LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

STELLAR PERFORMER GLOBAL SERIES: SERIES G — GLOBAL CREDIT

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director - Bank Debt

[Signature Page to Registration Rights Agreement]

EXHIBIT A

JOINDER AGREEMENT

By executing this JOINDER AGREEMENT, the undersigned hereby agrees to become a party to the Registration Rights Agreement dated as of June 8, 2016, by and among Kadmon Holdings, LLC, a Delaware limited liability company, and the Lenders (as defined therein) signatory thereto, and that he/she/it will have all the rights and obligations of an Holder provided under such Registration Rights Agreement.

Dated:

[NAME]

By:
Name:
Title:

Address:

Email:

Facsimile No.:

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the New York Stock Exchange or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:

•                  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                  block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                  an exchange distribution in accordance with the rules of the applicable exchange;

•                  privately negotiated transactions;

•                  settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•                  in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;

•                  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•                  a combination of any such methods of sale; or

•                  any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell securities under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The Selling Stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the Selling Stockholders.

We agreed to keep this prospectus effective until the date on which all securities are sold. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

KADMON HOLDINGS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Kadmon Holdings, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.             Name.

(a)           Full Legal Name of Selling Stockholder

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)                                 Are you a broker-dealer?

Yes   ☐        No   ☐

(b)                                 If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐        No   ☐

Note:                  If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)                                  Are you an affiliate of a broker-dealer?

Yes   ☐        No   ☐

(d)                                 If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐        No   ☐

Note:                  If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Loan Agreement.

(a)                                 Type and amount of other securities beneficially owned by the Selling Stockholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	[Name of Selling Stockholder]

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Kadmon Holdings, Inc.

Attention: Executive Vice President and

General Counsel, Chief Administrative, Compliance and Legal Officer

450 East 29th Street

New York, NY 10016